SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date earliest event reported) October 22, 2002


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000




Form 8-K


Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c) Exhibits.

   Exhibit                  Description
     No.
     99.1    Slide presentation given by the Chief
             Executive Officer, J. Wayne Leonard, of
             Entergy Corporation on October 22, 2002.

Item 9.   Regulation FD Disclosure

Entergy Corporation

On October 22, 2002, J. Wayne Leonard, Entergy Corporation's Chief Executive Officer, will speak to various members of the financial and investment community in Palm Desert, California at the 37th Edison Electric Institute Financial Conference. A copy of his slide presentation to be given at the conference is attached to this report as Exhibit 99.1 and is incorporated herein. The presentation is being webcast simultaneously and interested investors can access the webcast at http://media.corporate-ir.net/media_files/Event/2002/oct/EEI/ agenda.htm at 9:45 a.m. PST.


                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation


                                        By:  /s/ Nathan E. Langston
                                             Nathan E. Langston
                                             Senior Vice President and
                                             Chief Accounting Officer


Dated: October 22, 2002